--------------------------------------------------------------------------------
                                                        ANNUAL REPORT
                                                         MAY 31,1999
--------------------------------------------------------------------------------

    ATALANTA/SOSNOFF INVESTMENT TRUST
   101 Park Avenue o New York, NY 10178
    toll free 1-877-SOSNOFF (767-6633)
    website o www.atalantasosnoff.com
   e-mail o asfund@atalantasosnoff.com

            BOARD OF TRUSTEES
            Howard A. Drucker
            Anthony G. Miller
             Toni E. Sosnoff                               [LOGO]
             Irving L. Straus
              Aida L. Wilder

            INVESTMENT ADVISER
Atalanta/Sosnoff Capital Corp. (Delaware)
   101 Park Avenue o New York, NY 10178

               DISTRIBUTOR
 Atalanta/Sosnoff Management Corporation
   101 Park Avenue o New York, NY 10178
                                                    ATALANTA/SOSNOFF FUND
              TRANSFER AGENT
     Countrywide Fund Services, Inc.
P.O. Box 5354 o Cincinnati, OH 45201-5354

--------------------------------------------------------------------------------
                                                            [LOGO]
--------------------------------------------------------------------------------

Letter To Shareholders                                             July 15, 1999
================================================================================
Dear Shareholder:

For the fiscal period ended May 31, 1999, the Fund returned 23.4%, compared with the S&P 500 Index return of 21.3%. These are especially good results in view of the extreme volatility in the market over the last year.

In 1999, after a strong start, our performance lagged the S&P benchmark in the second calendar quarter. The value sector strongly outperformed growth during the second quarter, particularly in April and May. Overweighted positions in cable and broadcasting corrected somewhat, but are doing better since June.
Underweighted sectors, such as technology, detracted from performance while overweighted financials, particularly brokerage stocks, did poorly. Stock selection in consumer cyclicals and chemicals also cost us some performance. Despite an upward bias for interest rates, the growth sector (where we are concentrated) has begun to recover. Our performance picked up during June and this is carrying over into July.

We have adjusted the portfolio for a much stronger economic setting. We have reduced holdings in the drug sector and financials. Several sectors where we have remained very underweighted or unrepresented for several years are now foothold positions. These include energy, the chemical industry and autos, as well as commodity plays like gypsum.

Both the Federal Reserve Board and the majority of economists have grossly underestimated the strength of economic activity in the country. The consensus at year-end was below average GDP growth, possibly 2 percent. Many pundits were forecasting a recession in '99. The reality is that consumer end product demand has propelled GDP momentum to almost double the normalized growth rate of 2.5 percent. Retail sales, autos and housing are buoyant and unlikely to ease much this year. All this is happening while inventories are quite moderate and our foreign trade balance is negative at a $200 billion annual rate.

The Pacific Rim economies are slowly coming out of recession, as are large economies in South America like Brazil. The impact on commodities, particularly oil, has been dramatic. Industrial commodity prices rose 5 percent during the second quarter while oil futures remain buoyant.

With consumer end product demand strong, domestic GDP momentum should continue at a 4 percent clip thereby keeping upward pressure on inflation. Therefore, we expect the Federal Reserve Board to increase money market rates by 25 to 50 basis points in the next six months even though the Fed recently gave an indication of being neutral on short-term rates near term. The yield curve is already steepening to reflect the stronger economy and more commodity price inflation. While interest rates to some extent govern the valuation level for equities, we expect corporate earnings to show very strong momentum this year. Our projection for some time has been above consensus for the S&P 500 Index. Our $50 a share earnings projection is now the consensus as estimates have risen from $46 a share. Actually, we expect corporate earnings will rise 10 percent, so our $50 earnings projection could still be low.

================================================================================
The issue of stock market valuation has specific pluses and minuses. If corporate earnings are as good as we expect, it partially offsets the negative impact of rising interest rates. To the extent that the inflationary trends are moderate, as seen in the Consumer Price Index, the stock market can deal with this. If there is more than a 50 basis point rise in yields, the market could see some correction in price-earnings ratios. Our portfolio changes reflect this point of view. Growth stocks that are at high valuations (drugs) do not benefit from quickening GDP momentum so they can see their valuation pared. Since these stocks are discounting 15 percent growth rates out to the year 2000 we have reduced our holdings significantly. Cyclical growth stocks should continue to do well and this is the heart of the portfolio construct-- cable, radio, television, retailing, telecommunications and technology.

Sincerely,

Martin T. Sosnoff

                                 o   o   o

--------------------------------------------------------------------------------
           Comparison of the Change in Value of a $10,000 Investment in the Atalanta/Sosnoff Fund and the S&P 500 Index

[GRAPHIC OMITTED]

                                             5/31/99
                                             -------
Atalanta/Sosnoff Fund                        $12,340
S&P 500 Index                                $12,130

                         ------------------------------
                              Atalanta/Sosnoff Fund
                                  Total Return

                         Since Inception*        23.40%
                         ------------------------------

           Past performance is not predictive of future performance.

              *Initial public offering of shares was June 17, 1998.

PORTFOLIO CHARACTERISTICS (UNAUDITED)
================================================================================
SECTOR CONCENTRATION VS. THE S&P 500 INDEX (AS OF MAY 31, 1999)

[GRAPHIC OMITTED]


TOP TEN HOLDINGS (AS OF MAY 31, 1999)

                                                            % of
     Stock                         Sector                Portfolio
     -------------------------------------------------------------
     Cablevision Systems           Consumer Staples         5.9%
     Chancellor Media              Consumer Staples         4.9%
     Microsoft                     Technology               4.5%
     AT&T - Liberty Media Group    Consumer Staples         4.4%
     IBM                           Technology               3.4%
     Merrill Lynch                 Financial                3.3%
     Time Warner                   Consumer Staples         3.2%
     Citigroup                     Financial                3.1%
     MCI WorldCom Communication    Services                 2.4%
     USG                           Capital Goods            2.4%
                                                           -----
                                        Total:             37.5%

COMPARATIVE PERFORMANCE

                                                           Average Annual Total Returns
                                       Total Returns     ---------------------------------
                                      Since Inception*    Year Ended      Since Inception*
                                      to May 31, 1999    June 30, 1999    to June 30, 1999
                                      ---------------    -------------    ----------------
Atalanta/Sosnoff Fund                      23.40%           18.07%             25.02%
Morningstar Large Cap Blend Category         n/a%           17.58%               n/a%
Lipper Growth Fund Index                   16.34%           21.69%             22.27%
S&P 500 Index                              21.30%           22.76%             26.87%

*Inception (June 17, 1998)

STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 1999
================================================================================
ASSETS
Investment securities:
   At acquisition cost .......................................     $ 11,587,209
                                                                   ============
   At market value (Note 1) ..................................     $ 13,912,458
Dividends receivable .........................................           10,475
Receivable for capital shares sold ...........................           13,340
Receivable for securities sold ...............................           96,469
Receivable from Adviser (Note 3) .............................            8,000
Organization costs, net (Note 1) .............................           46,112
Other assets .................................................           15,023
                                                                   ------------
      TOTAL ASSETS ...........................................       14,101,877
                                                                   ------------

LIABILITIES
Bank overdraft ...............................................            1,995
Payable for securities purchased .............................          595,944
Payable to affiliates (Note 3) ...............................           10,700
Other accrued expenses and liabilities .......................           13,268
                                                                   ------------
   TOTAL LIABILITIES .........................................          621,907
                                                                   ------------

NET ASSETS ...................................................     $ 13,479,970
                                                                   ============

Net assets consist of:
Paid-in capital ..............................................     $ 11,566,805
Accumulated net realized losses from security transactions ...         (412,084)
Net unrealized appreciation on investments ...................        2,325,249
                                                                   ------------
Net assets ...................................................     $ 13,479,970
                                                                   ============

Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value) ................        1,092,454
                                                                   ============

Net asset value, offering price and
   redemption price per share (Note 1) .......................     $      12.34
                                                                   ============

See accompanying notes to financial statements.

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED MAY 31, 1999(A)
================================================================================
INVESTMENT INCOME
   Dividends ...................................................    $    89,751
                                                                    -----------

EXPENSES
   Investment advisory fees (Note 3) ...........................         74,620
   Trustees' fees and expenses .................................         22,594
   Accounting services fees (Note 3) ...........................         22,000
   Transfer agent fees (Note 3) ................................         16,500
   Service plan expense (Note 3) ...............................         24,873
   Professional fees ...........................................         14,781
   Registration fees ...........................................         14,656
   Administration fees (Note 3) ................................         14,074
   Organization expense (Note 1) ...............................         11,528
   Custodian fees ..............................................         11,293
   Postage and supplies ........................................         10,418
   Insurance expense ...........................................          9,145
   Printing of shareholder reports .............................          6,269
   Other expenses ..............................................            841
                                                                    -----------
      TOTAL EXPENSES ...........................................        253,592
   Fees waived and expenses reimbursed by the Adviser (Note 3) .       (104,369)
                                                                    -----------
      NET EXPENSES .............................................        149,223
                                                                    -----------

NET INVESTMENT LOSS ............................................        (59,472)
                                                                    -----------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
   Net realized losses from security transactions ..............       (412,084)
   Net change in unrealized appreciation/
      depreciation on investments ..............................      2,325,249
                                                                    -----------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ...............      1,913,165
                                                                    -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS .....................    $ 1,853,693
                                                                    ===========


(a) Represents the period from the initial public offering of shares (June 17, 1998) through May 31, 1999.

See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED MAY 31, 1999(A)
================================================================================
FROM OPERATIONS:
   Net investment loss .......................................     $    (59,472)
   Net realized losses from security transactions ............         (412,084)
   Net change in unrealized appreciation/
      depreciation on investments ............................        2,325,249
                                                                   ------------
Net increase in net assets from operations ...................        1,853,693
                                                                   ------------

FROM CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold .................................       11,915,638
   Payments for shares redeemed ..............................         (389,361)
                                                                   ------------
Net increase in net assets from capital share transactions ...       11,526,277
                                                                   ------------

TOTAL INCREASE IN NET ASSETS .................................       13,379,970

NET ASSETS:
   Beginning of period (Note 1) ..............................          100,000
                                                                   ------------
   End of period .............................................     $ 13,479,970
                                                                   ============


CAPITAL SHARE ACTIVITY:
   Shares sold ...............................................        1,120,933
   Shares redeemed ...........................................          (38,479)
                                                                   ------------
   Net increase in shares outstanding ........................        1,082,454
   Shares outstanding, beginning of period (Note 1) ..........           10,000
                                                                   ------------
   Shares outstanding, end of period .........................        1,092,454
                                                                   ============

(a) Represents the period from the initial public offering of shares (June 17, 1998) through May 31, 1999.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
FOR THE PERIOD ENDED MAY 31, 1999(A)
================================================================================
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:

Net asset value at beginning of period .........................    $    10.00
                                                                    ----------

Income from investment operations:
   Net investment loss .........................................         (0.05)
   Net realized and unrealized gains on investments ............          2.39
                                                                    ----------
Total from investment operations ...............................          2.34
                                                                    ----------

Net asset value at end of period ...............................    $    12.34
                                                                    ==========

Total return(b) ................................................        23.40%
                                                                    ==========

RATIOS AND SUPPLEMENTAL DATA:

 Net assets at end of period (000's) ...........................    $   13,480
                                                                    ==========

Ratio of net expenses to average net assets(c)(d) ..............         1.50%

Ratio of net investment loss to average net assets(d) ..........        (0.60%)

Portfolio turnover rate(d) .....................................          124%

(a) Represents the period from the initial public offering of shares (June 17, 1998) through May 31, 1999.

(b)  Not annualized.

(c) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 2.54%(d) for the period ended May 31, 1999 (Note 3).

(d)  Annualized.

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS
MAY 31, 1999
================================================================================
                                                                      Market
COMMON STOCKS -- 97.4%                                  Shares         Value
--------------------------------------------------------------------------------
BASIC MATERIALS -- 4.8%
Air Products and Chemicals .....................         5,000     $    205,000
Praxair ........................................         5,000          244,063
Rohm and Haas ..................................         4,800          192,600
                                                                   ------------
                                                                        641,663
                                                                   ------------
COMMUNICATION SERVICES -- 6.2%
AT&T ...........................................         4,305          238,927
MCI WorldCom* ..................................         3,700          319,588
Sprint .........................................         2,400          270,600
                                                                   ------------
                                                                        829,115
                                                                   ------------
CONSUMER CYCLICALS -- 10.8%
Costco Companies* ..............................         3,500          253,750
Delphi Automotive Systems* .....................         1,957           38,406
Ford Motor .....................................         4,000          228,250
General Motors .................................         2,800          193,200
Southdown ......................................         3,700          234,488
USG ............................................         5,600          317,100
Wal-Mart Stores ................................         4,600          196,075
                                                                   ------------
                                                                      1,461,269
                                                                   ------------
CONSUMER STAPLES -- 31.6%
AT&T - Liberty Media Group - Class A* ..........         8,700          578,006
Cablevision Systems - Class A* .................         9,800          772,975
CBS* ...........................................         2,900          121,075
Chancellor Media* ..............................        12,700          645,319
Comcast - Class A* .............................         5,200          200,200
Fox Entertainment Group - Class A* .............        10,000          255,000
Gillette .......................................         3,900          198,900
Kroger* ........................................         4,800          281,100
MediaOne Group* ................................         4,200          310,275
News Corporation Limited - ADR .................         7,000          213,063
Safeway* .......................................         5,700          265,050
Time Warner ....................................         6,200          421,987
                                                                   ------------
                                                                      4,262,950
                                                                   ------------
ENERGY -- 2.4%
Texaco .........................................         2,000          131,000
Unocal .........................................         4,800          190,800
                                                                   ------------
                                                                        321,800
                                                                   ------------
8

================================================================================
                                                                      Market
COMMON STOCKS -- 97.4% (Continued)                      Shares         Value
--------------------------------------------------------------------------------
FINANCIAL -- 20.3%
American International Group ...................         1,900     $    217,194
Capital One Financial ..........................         1,800          271,238
Chase Manhattan ................................         2,600          188,500
CIGNA ..........................................         2,900          270,425
CIT Group - Class A ............................         5,500          159,500
Citigroup ......................................         6,100          404,125
Fannie Mae .....................................         4,300          292,400
Heller Financial ...............................         6,900          205,275
Merrill Lynch ..................................         5,200          436,800
Providian Financial ............................         3,100          297,406
                                                                   ------------
                                                                      2,742,863
                                                                   ------------
HEALTH CARE -- 6.8%
ICN Pharmaceuticals ............................         8,300          272,862
Medtronic ......................................         3,303          234,513
Pfizer .........................................         1,600          171,200
United HealthCare ..............................         4,000          233,000
                                                                   ------------
                                                                        911,575
                                                                   ------------
TECHNOLOGY -- 14.5%
Apple Computer* ................................         3,000          132,187
Cisco Systems* .................................           900           97,987
EMC* ...........................................         1,600          159,400
IBM ............................................         3,800          441,988
Lycos* .........................................         2,500          251,250
Microsoft* .....................................         7,300          589,019
National Semiconductor* ........................         6,900          133,687
Sun Microsystems* ..............................         2,500          149,375
                                                                   ------------
                                                                      1,954,893
                                                                   ------------

TOTAL COMMON STOCKS-- 97.4% (Cost $10,800,879)..                     13,126,128
                                                                   ------------

CASH EQUIVALENTS -- 5.8%
Firstar Stellar Treasury Fund (Cost $786,330) ..                        786,330
                                                                   ------------

TOTAL INVESTMENT SECURITIES-- 103.2% (Cost $11,587,209)              13,912,458

LIABILITIES IN EXCESS OF OTHER ASSETS-- (3.2%) .                       (432,488)
                                                                   ------------

NET ASSETS-- 100.0% ............................                   $ 13,479,970
                                                                   ============

* Non-income producing security.

ADR - American Depository Receipt.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
MAY 31, 1999
================================================================================
1.   SIGNIFICANT ACCOUNTING POLICIES

The Atalanta/Sosnoff Fund (the Fund) is a diversified series of the Atalanta/Sosnoff Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as an Ohio business trust on January 29, 1998. The Fund was capitalized on May 6, 1998 when Atalanta/Sosnoff Capital Corporation (Delaware) (the Adviser) purchased the initial 10,000 shares of the Fund at $10 per share. The public offering of shares of the Fund commenced on June 17, 1998. The Fund had no operations prior to the public offering of shares except for the initial issuance of shares.

The Fund seeks long-term capital appreciation, through equity investments in companies entering into a cycle of accelerating earnings momentum.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price or, if not traded on a particular day, at the closing bid price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price, if available, otherwise, at the last quoted bid price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share of the Fund is equal to the net asset value per share.

Investment income -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Distributions to shareholders-- Dividends arising from net investment income, if any, are declared and paid annually to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are determined on a specific identification basis.

Organization costs -- Costs incurred by the Fund in connection with its organization and registration of shares, net of certain expenses, have been capitalized and are being amortized on a straight-line basis over a five year period beginning with the commencement of operations.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code (the Code) available to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years. There were no dividends required to be declared by the Fund during calendar year 1998.

As of May 31, 1999, net unrealized appreciation on investments was $2,306,709 for federal income tax purposes, of which $2,565,833 related to appreciated securities and $259,124 related to depreciated securities based on a federal income tax cost basis of $11,605,749. The difference between the federal income tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital losses under income tax regulations and generally accepted accounting principles.

As of May 31, 1999, the Fund had capital loss carryforwards for federal income tax purposes of $393,544, which expire May 31, 2007. These capital carryforwards may be utilized in future years to offset net realized gains prior to distributing any such gains to shareholders.

Reclassification of capital accounts - As of May 31, 1999, the Fund reclassified $59,472 of accumulated net investment loss to paid-in capital on the Statement of Assets and Liabilities. The reclassification, a result of permanent differences between financial statement and income tax reporting requirements, had no effect on the Fund's net assets or net asset value per share.

2.   INVESTMENT TRANSACTIONS

During the period ended May 31, 1999,  cost of purchases and proceeds from sales
of  portfolio  securities,  other  than  short-term  investments,   amounted  to
$22,605,664 and $11,405,975, respectively.

3.   TRANSACTIONS WITH AFFILIATES

The President of the Trust is also Executive Vice President of the Adviser and of Atalanta/Sosnoff Management Corporation (the Distributor), the principal underwriter for the Fund and exclusive agent for the distribution of Fund shares. The Vice President of the Trust is also Vice President of the Adviser. Certain other officers of the Trust are also officers of Countrywide Fund Services, Inc. (CFS), the administrative services agent, shareholder servicing and transfer agent and accounting services agent for the Trust.

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement. The Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.75% of average daily net assets of the Fund.

The Adviser currently intends to voluntarily waive its investment advisory fees and reimburse the Fund for expenses incurred to the extent necessary to limit total operating expenses of the Fund to a maximum level of 1.50% of the Fund's average daily net assets. Accordingly, the Adviser waived its investment advisory fees of $74,620 and reimbursed the Fund for $29,749 of other operating expenses during the period ended May 31, 1999.

================================================================================
ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, CFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. CFS supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions and materials for meetings of the Board of Trustees. For these services, CFS receives a monthly fee at an annual rate of 0.15% on the Fund's average daily net assets up to $50 million; 0.125% on such net assets between $50 million and $100 million; and 0.10% on such net assets in excess of $100 million, subject to a $1,000 minimum monthly fee.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement, CFS calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, CFS receives a fee, based on current asset levels, of $2,000 per month from the Fund. In addition, the Fund reimburses CFS for
out-of-pocket   expenses   related  to  the  pricing  of  the  Fund's  portfolio
securities.

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee at an annual rate of $20 per shareholder account from the Fund, subject to a $1,500 minimum monthly fee. In addition, the Fund reimburses CFS for out-of-pocket expenses including, but not limited to, postage and supplies.

SERVICE PLAN
The Fund has adopted a service plan (the Plan) under which the Fund compensates the Distributor for services related to the distribution and promotion of Fund shares. The Fund pays the Distributor a fee, computed and accrued daily and paid monthly, at an annual rate of 0.25% of the average daily net assets of the Fund. During the period ended May 31, 1999, the Fund incurred expenses of $24,873 under the Plan.

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REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
================================================================================

Arthur Andersen LLP                                           [LOGO]

To the  Shareholders  and Board of Trustees of the  Atalanta/Sosnoff  Investment
Trust:

We have audited the accompanying statement of assets and liabilities of the Atalanta/Sosnoff Fund of the Atalanta/Sosnoff Investment Trust, including the portfolio of investments, as of May 31, 1999, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1999, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Atalanta/Sosnoff Fund of the Atalanta/Sosnoff Investment Trust as of May 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the period indicated thereon, in conformity with generally accepted accounting principles.

/s/ Arthur Andersen LLP

Cincinnati, Ohio
June 25, 1999

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